Execution Version
Exhibit 10.6
NOTICE OF TERMINATION OF TERM LOANS
OF TERM DECLINING LENDERS
Reference is hereby made to the Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of February 3, 2014, among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders from time to time parties thereto and Truist Bank in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as herein defined.
Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an extension (the “Term Loan Facility Extension”) of the Term Loan Facility Maturity Date to February 7, 2030. Each of the Lenders listed on the signature pages hereto as a Term Declining Lender (each a “Term Declining Lender” and, collectively, the “Term Declining Lenders”) has notified the Administrative Agent and the Borrower that it has declined to extend the Term Loan Facility Maturity Date.
Pursuant to Section 2.21 of the Credit Agreement, the Borrower herby notifies the Administrative Agent and each of the Term Declining Lenders that, upon and subject to the occurrence on the date hereof of the Term Loan Facility Extension, the Borrower is prepaying the Term Loans of each Term Declining Lender effective on and as of such date (such date, the “Declining Lender Payoff Date”). As provided in Section 2.21 of the Credit Agreement, on the Declining Lender Payoff Date, the Borrower shall pay to the Administrative Agent, for the account of the applicable Term Declining Lender, in immediately available funds, all Loans and other sums payable to such Term Declining Lender under the Term Loan Facility (for each such Term Declining Lender, its “Payoff Amount”); provided that, by signing below, each Term Declining Lender hereby waives any claim under Section 3.4 of the Credit Agreement by reason of such payment or any other claim for “breakage” or similar amounts; provided further that, as provided in Section 2.21 of the Credit Agreement, each Term Declining Lender shall continue to be entitled to the benefits of Sections 3.1, 3.2, 3.5 and 10.6(b) of the Credit Agreement to the extent such Term Declining Lender’s entitlement to such benefit arose out of its position as a Lender under the Term Loan Facility prior to the prepayment of its Term Loans on the Declining Lender Payoff Date.
This Notice of Termination of Term Loans of Term Declining Lenders (this “Notice”) may not be amended or any provision hereof waived or modified except in a writing signed by each of the parties hereto.
THIS NOTICE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Notice may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Notice by facsimile transmission, e-mail or other electronic transmission (e.g., a “pdf,” “tiff” or “Docusign”) shall be effective as delivery of a manually executed counterpart hereof. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
February 7, 2025
DMFIRM #415212446 v3    2

Very truly yours,

FIRST HUNTINGDON FINANCE CORP By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer

TOLL BROTHERS, INC. By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer

[Signature Page to Notice of Termination of Term Loans of Term Declining Lenders]

AGREED AND ACCEPTED:
ADMINISTRATIVE AGENT:
TRUIST BANK, as Administrative Agent By: /s/ Connor Herman Name: Connor Herman Title: Vice President

TERM DECLINING LENDERS:
SUMITOMO MITSUI BANKING CORPORATION By: /s/ Mary Harold Name: Mary Harold Title: Managing Director

M&T BANK By: /s/ Cameron Daboll Name: Cameron Daboll Title: SVP

[Signature Page to Notice of Termination of Term Loans of Term Declining Lenders]